UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2008 (April 1, 2008)

DOV PHARMACEUTICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49730	22-3374365
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

150 Pierce Street, Somerset, NJ 08873
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (732) 907-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant
On April 1, 2008, the Audit Committee of the Board of Directors of DOV Pharmaceutical, Inc. (the “Company ”) dismissed PricewaterhouseCoopers LLP(“ PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

Except as set forth in the next succeeding sentence, the reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2007 and December 31, 2006 (the “PwC 2007 and 2006 Reports”) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. The PwC 2007 and 2006 Reports contained an explanatory paragraph raising substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended December 31, 2007 and December 31, 2006 and through April 1, 2008, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years. In addition, during the fiscal years ended December 31, 2007 and December 31, 2006 and through April 1, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PwC with a copy of the above disclosures, and has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of PwC’s letter dated April 3, 2008 is attached as Exhibit 16.1 hereto.

As of the date of this filing, the Audit Committee has not yet engaged a successor independent registered public accounting firm for the fiscal year ending December 31, 2008. At such time as a new firm is engaged, the Company will file a Report on Form 8-K with the specific commencement date of the engagement and an update of the disclosures required by Item 304(a)(2) (i) and (ii) of Regulation S-K through the date of the engagement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOV PHARMACEUTICAL, INC.

By:	/s/ Barbara Duncan
Barbara Duncan
Chief Executive Officer

Date: April 3, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.